Financial risk factors	12 Months Ended
Dec. 31, 2021
Financial risk factors
Financial risk factors

18.  Financial risk factors

The Group’s activities expose it to a variety of financial risks: capital risk, interest rate, currency exchange risk, commodity price risk, credit risk and liquidity risk.

Capital structure and risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and provide returns to its shareholders. The Group funds its operations primarily from the following sources of capital:

borrowings, cash flow and shareholders’ capital. The Group aims to achieve a capital structure that results in an appropriate cost of capital to accommodate material investments or acquisitions, while providing flexibility in short and medium term funding. The Group also aims to maintain a strong balance sheet and to provide continuity of financing by having a range of maturities and borrowing from a variety of sources.

The Group’s overall treasury objectives are to ensure sufficient funds are available for the Group to carry out its strategy and to manage certain financial risks to which the Group is exposed, details of which are provided below. The Group’s finance committee reviews and monitors the capital structure, financial policies and treasury function of the Company in addition to advising the board of directors on whether to approve financing agreements or arrangements.

Financial risks are managed on the advice of Group Treasury and senior management in conjunction with the finance committee. The Group does not permit the use of treasury instruments for speculative purposes, under any circumstances. Group Treasury regularly reviews the level of cash and debt facilities required to fund the Group’s activities, plans for repayment and refinancing of debt, and identifies an appropriate amount of headroom to provide a reserve against unexpected funding requirements.

The Group’s long-term liquidity needs primarily relate to the Group’s growth investment program and the servicing of our debt obligations. We expect to satisfy our future long-term liquidity needs through a combination of cash flow generated from operations and, where appropriate, to raise additional financing and to refinance our debt obligations in advance of their respective maturity. The Group generates substantial cash flow from our operations on an annual basis. The Group had $463 million in cash, cash equivalents and restricted cash as of December 31, 2021, as well as available but undrawn liquidity of $325 million under its credit facilities.

Additionally, financial instruments, including derivative financial instruments, are used to hedge exposure to interest rate, currency exchange risk and commodity price risk.

One of the Group’s key metrics is the ratio of consolidated external net debt as a multiple of Adjusted EBITDA. Adjusted EBITDA is the profit or loss for the period before income tax charge or credit, net finance expense, depreciation and amortization and exceptional operating items. As at December 31, 2021 the ratio was 3.66x.

Interest rate

At December 31, 2021, the Group’s external borrowings were 100% fixed, with a weighted average interest rate of 3.3%. At December 31, 2020, the business’ related party borrowings were 100% fixed. As a result, interest rate movements would not have a material impact on either the profit or loss or shareholders equity.

Currency exchange risk

The Group presents its consolidated financial information in U.S. dollar. The functional currency of the Company is the euro.

The Group operates in 9 countries, across three continents and its main currency exposure in the year to December 31, 2021, from the euro functional currency, was in relation to the U.S. dollar, British pound, and Brazilian real. Currency exchange risk arises from future commercial transactions and recognized assets and liabilities.

As a result of the consolidated financial statements being presented in U.S. dollar, the Group’s results are also impacted by fluctuations in the U.S. dollar exchange rate versus the euro.

The Group has a limited level of transactional currency exposure arising from sales or purchases by operating units in currencies other than their functional currencies.

The Group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk. Currency exposure arising from the net assets of the Group’s foreign operations is managed primarily through borrowings and swaps denominated in the Group’s principal foreign currencies.

Fluctuations in the value of these currencies with respect to the euro functional currency may have a significant impact on the Group’s financial condition and results of operations. The Group believes that a strengthening of the euro exchange rate (the functional currency) by 1% against all other foreign currencies from the December 31, 2021 rate would decrease shareholders’ equity by approximately $3 million (2020: $5 million increase).

Commodity price risk

The Group is exposed to changes in prices of its main raw materials, primarily energy and aluminum. Production costs are exposed to changes in prices of our main raw materials, primarily aluminum. Aluminum ingot is traded daily as a commodity on the London Metal Exchange, which has historically been subject to significant price volatility. Because aluminum is priced in U.S. dollar, fluctuations in the U.S. dollar/euro rate also affect the euro cost of aluminum ingot. The price and foreign currency risk on the aluminum purchases in Europe and in Americas are hedged by entering into swaps under which we pay fixed euro and U.S dollar prices, respectively. Furthermore, the relative price of oil and its by-products may materially impact our business, affecting our transport, lacquer and ink costs.

Where we do not have pass through sales contracts in relation to the underlying raw material cost, the Group uses derivative agreements to manage this risk. The Group depends on an active liquid market and available credit lines with counterparty banks to cover this risk. The use of derivative contracts to manage our risk is dependent on robust hedging procedures. Increasing raw material costs over time has the potential, if we are unable to pass on price increases, to reduce sales volume and could therefore have a significant impact on our financial condition. The Group is also exposed to possible interruptions of supply of aluminum and steel or other raw materials and any inability to purchase raw materials could negatively impact our operations.

As a result of the volatility of gas and electricity prices, the Group has developed an active hedging strategy to fix a significant proportion of its energy costs through contractual arrangements directly with our suppliers. The Group policy is to purchase gas and electricity by entering into forward price-fixing arrangements with suppliers for the majority of our anticipated requirements for the year ahead. Such contracts are used exclusively to obtain delivery of our anticipated energy supplies. The Group does not net settle, nor do we sell within a short period of time after taking delivery. The Group avails of the own use exemption and, therefore, these contracts are treated as executory contracts. The Group typically builds up these contractual positions in tranches of approximately 10% of the anticipated volumes. Any gas and electricity which is not purchased under forward price-fixing arrangements is purchased under index tracking contracts or at spot prices. Where entering forward price-fixing arrangements with suppliers is not practical, the Group may use derivative agreements with counterparty banks to cover the risk.

Credit risk

Credit risk arises from derivative contracts, cash and investments held with banks and financial institutions, as well as credit exposures to the customers of the Group, including outstanding receivables. The policy of the Group is to invest excess liquidity, only with recognized and reputable financial institutions. For banks and financial institutions, only independently rated parties with a minimum rating of “BBB+” from at least two credit rating agencies are accepted, where possible. The credit ratings of banks and financial institutions are monitored to ensure compliance with Group policy. Risk of default is controlled within a policy framework of dealing with high quality institutions and by limiting the amount of credit exposure to any one bank or institution.

Group policy is to extend credit to customers of good credit standing. Credit risk is managed on an on-going basis, by experienced people within the Group. The Group’s policy for the management of credit risk in relation to trade receivables involves periodically assessing the financial reliability of customers, taking into account their financial position, past experience and other factors. Provisions are made, where deemed necessary, and the utilization of credit limits is regularly monitored. Management does not expect any significant counterparty to fail to meet its obligations. The maximum exposure to credit risk is represented by the carrying amount of each asset. For the year ended December 31, 2021, the ten largest customers of the Group accounted for approximately 58% of total revenues (2020: 64%; 2019: 65%). There is no recent history of default with these customers.

Surplus cash held by the operating entities over and above the balance required for working capital management is transferred to Group Treasury, where practically possible. Group Treasury invests surplus cash in interest-bearing current accounts and bank time deposits with appropriate maturities to provide sufficient headroom as determined by the below-mentioned forecasts.

Liquidity risk

The Group is exposed to liquidity risk which arises primarily from the maturing of short term and long term debt obligations and from the normal liquidity cycle of the business throughout the course of a year. The Group’s policy has been to ensure that sufficient resources are available either from cash balances, cash flows or undrawn committed bank facilities, to ensure all obligations can be met as they fall due.

To effectively manage liquidity risk, the Group:

●	has committed borrowing facilities that it can access to meet liquidity needs;
●	maintains cash balances and liquid investments with highly-rated counterparties;
●	limits the maturity of cash balances;
●	borrows the bulk of its debt needs under long term fixed rate debt securities; and
●	has internal control processes to manage liquidity risk.

Cash flow forecasting is performed in the operating entities of the Group and is aggregated by Group Treasury. Group Treasury monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities at all times so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities. Such forecasting takes into consideration the Group’s debt financing plans.